Consolidated Balance Sheets (Unaudited) (USD $)	Jun. 30, 2012	Dec. 31, 2011
ASSETS:
Cash & Equivalents	$ 345,748	$ 537,223
Property Net	2,833,957	2,853,141
Uncollected rental revenue	110,782	159,428
Prepaid Advertising	11,955	5,514
Other Assets	71,385	26,045
TOTAL	3,373,827	3,581,351
LIABILITIES:
Distribution due to Partners	193,769	193,769
Incentive Management Fee Liability	10,287	17,439
Property Management Fee Liability	11,629	10,208
Deferred Income	48,039	41,192
Accrued Expenses	25,679	38,287
Other Liabilities	26,432	147,440
Total Liabilities	315,835	448,335
PARTNERS' EQUITY:
General Partners	(108,875)	(108,038)
Limited Partners	2,965,453	3,048,180
Total Partners' Equity	2,856,578	2,940,142
Noncontrolling interest in real estate joint venture	201,414	192,874
Total Equity	3,057,992	3,133,016
TOTAL	$ 3,373,827	$ 3,581,351